UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 30, 2006
                                                --------------------------------

        J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6
--------------------------------------------------------------------------------
                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
--------------------------------------------------------------------------------
           (Exact name of the depositor as specified in its charter)


    JPMorgan Chase Bank, N.A., Eurohypo AG, New York Branch, Nomura Credit &
           Capital, Inc., IXIS Real Estate Capital Inc. and PNC Bank,
                              National Association
--------------------------------------------------------------------------------
             (Exact name of sponsors as specified in their charters)


        Delaware                   333-126661-06             13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number      (IRS Employer
of incorporation of depositor)  of issuing entity)          Identification
                                                          No. of depositor)

            270 Park Avenue
            New York, New York                                    10017
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code      (212) 834-9280
                                                 -------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the registrant's Form 8-K attaching the Pooling and Servicing Agreement (as defined below), filed on April 17, 2006, is hereby restated in its entirety. Attached as Exhibit 4 is the final correct version of the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP6.

      On March 30, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, Inc., as a master servicer, GMAC Commercial Mortgage Corporation, as a master servicer, LNR Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP6, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP6 (the "Certificates"). The Class A-1, Class A-2, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-2, Class B, Class C and Class D Certificates, having an aggregate initial principal amount of $1,978,742,000, were sold to J.P. Morgan Securities Inc., Nomura Securities International, Inc., EHY Securities (USA), LLC, IXIS Securities North America Inc., PNC Capital Markets LLC, Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 28, 2006, by and among the Company and the Underwriters.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc., as a master servicer, GMAC Commercial Mortgage Corporation, as a master servicer, LNR Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and paying agent.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 4, 2006                       J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.



                                       By:      /s/ Charles Y. Lee
                                          --------------------------------------
                                          Name:    Charles Y. Lee
                                          Title:   Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------

4                         Pooling and Servicing Agreement,            (E)
                          dated as of March 1, 2006, by and
                          among J.P. Morgan Chase Commercial
                          Mortgage Securities Corp., as
                          depositor, Midland Loan Services,
                          Inc., as a master servicer, GMAC
                          Commercial Mortgage Corporation, as a
                          master servicer, LNR Partners, Inc.,
                          as special servicer, and Wells Fargo
                          Bank, N.A., as trustee and paying
                          agent.